UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 12, 2008
Bowne & Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Water Street, New York, New York	10041

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-924-5500
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On November 12, 2008, Standard & Poor’s Ratings Services placed its ‘BB-’ rating for Bowne & Co., Inc. (“the Company”) on CreditWatch with negative implications. Standard & Poor’s expects to resolve the CreditWatch listing in the next 30 days.
On November 14, 2008, Moody’s Investor Services downgraded the corporate family of Bowne & Co., Inc. to Ba3 from Ba2 and the rating on its convertible subordinated notes to B2 from B1. Moody’s also placed these ratings under review for further downgrade. The new ratings reflect the same credit rating that the Company had before Moody’s upgraded its corporate family rating to Ba2 from Ba3 in April 2008.
Copies of the press releases released by Standard & Poor’s and Moody’s are being furnished as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc.
November 14, 2008	By:	John J. Walker
		Name:	John J. Walker
		Title:	Senior Vice President and Chief Financial Officer